UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 31, 2017

Date of report (Date of earliest event reported)

Nexvet Biopharma

public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36828	98-1205017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit 5, Sragh Technology Park

Rahan Road, Tullamore

Co. Offaly, R35 FR98, Ireland

(Address of principal executive offices, including zip code)

+353 5793 24522

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

INTRODUCTORY NOTE

On July 31, 2017, Nexvet Biopharma public limited company (“Nexvet”) completed a transaction by which Zoetis Inc. (“Zoetis”), through its indirect wholly owned subsidiary Zoetis Belgium S.A. (“Bidco”), acquired all of the issued and to be issued ordinary share capital of Nexvet for cash by means of a “scheme of arrangement” under Irish law (the “Acquisition”). The Acquisition was pursuant to a Transaction Agreement dated April 13, 2017 by and among Nexvet, Zoetis and Bidco (the “Transaction Agreement”). As a result of the Acquisition, Nexvet became a wholly owned subsidiary of Bidco and an indirect wholly owned subsidiary of Zoetis.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information in the Introductory Note and Item 5.01 below is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 31, 2017, in connection with the completion of the Acquisition, Nexvet notified NASDAQ Stock Market LLC of its intent to remove its ordinary shares (the “Nexvet Shares”) from listing and requested the filing of a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) in order to delist and deregister the Nexvet Shares. Nexvet will file with the SEC a Form 15 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Nexvet Shares and the suspension of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

As of the effective time of the Acquisition (the “Effective Time”), holders of Nexvet Shares became entitled to receive $6.72 per share (without interest and less any applicable withholding taxes) (the “Consideration”) in return for the cancellation or (if applicable) transfer of their Nexvet Shares.

As of the Effective Time, outstanding and unexercised options (“Nexvet Options”) and restricted stock units (“Nexvet RSUs”) of Nexvet, whether vested or unvested, were automatically cancelled and terminated and are no longer exercisable for or convertible into Nexvet Shares, provided that any Nexvet Option or Nexvet RSU (whether or not vested) with an exercise or conversion price per Nexvet Share less than the Consideration was converted into the right of the holder thereof to receive $6.72 less such exercise or conversion price (without interest and less any applicable withholding taxes).

Outstanding warrants to acquire Nexvet ordinary shares (“Nexvet Warrants”) will remain in existence (subject to their terms) following the Effective Time, but any share in the capital of Nexvet issued upon exercise of Nexvet Warrants will be immediately acquired by Bidco from the holder of the Nexvet Warrant for the Consideration.

Item 5.01.	Changes in Control of Registrant.

The information in the Introductory Note and Item 5.02 below is incorporated herein by reference.

On July 31, 2017, Zoetis, through Bidco, acquired 100% of the voting securities of Nexvet through the Acquisition. The aggregate Consideration paid in connection with the Acquisition was approximately US$85 million. The Consideration paid by Bidco was funded by cash on hand and Bidco’s own financial resources.

The description of the Acquisition and the Transaction Agreement contained in this current report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement. A copy of the Transaction Agreement was attached as Exhibit 2.1 to the current report on Form 8-K filed by Nexvet with the SEC on April 18, 2017 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

In connection with the Acquisition and as of the Effective Time, each of Christopher Brown, George Gunn, Ashraf Hanna, Mark Heffernan, Cormac Kilty, Joseph McCracken, Rajiv Patel and John Payne resigned as members of the board of directors of Nexvet (the “Nexvet Board”). These resignations were in connection with the Acquisition and were not due to any disagreement or dispute with Nexvet on any matter.

A copy of the resignation letters of Christopher Brown, George Gunn, Ashraf Hanna, Mark Heffernan, Cormac Kilty, Joseph McCracken, Rajiv Patel, and John Payne are attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8, respectively, to this current report on Form 8-K and are incorporated herein by reference. In connection with the Acquisition and following the Effective Time, Zoetis has appointed certain employees of Zoetis to serve as the directors of Nexvet.

In connection with the Acquisition and as of the Effective Time, Mark Heffernan will no longer be serving as Chief Executive Officer of Nexvet, Damian Lismore will no longer be serving as Chief Financial Officer of Nexvet, Geraldine Farrell will no longer be serving as Vice President and General Counsel of Nexvet, and Jürgen Horn will no longer be serving as Chief Product Development Officer of Nexvet.

Item 8.01.	Other Events.

On July 28, 2017, Nexvet issued a press release announcing the results of the final hearing by the Irish High Court regarding the Acquisition (the “Rule 17(d) Announcement”). On July 31, 2017, Nexvet issued a press release announcing the completion of the Acquisition (the “Rule 17(e) Announcement”). Copies of these press releases are attached as Exhibit 99.9 and 99.10, respectively, to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Resignation letter of Christopher Brown.

99.2	Resignation letter of George Gunn.

99.3	Resignation letter of Ashraf Hanna.

99.4	Resignation letter of Mark Heffernan.

99.5	Resignation letter of Cormac Kilty.

99.6	Resignation letter of Joseph McCracken.

99.7	Resignation letter of Rajiv Patel.

99.8	Resignation letter of John Payne.

99.9	Press Release dated July 28, 2017 regarding Rule 17(d) Announcement.

99.10	Press Release dated July 31, 2017 regarding Rule 17(e) Announcement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexvet Biopharma public limited company

By:	/s/ Damian Lismore
Name:	Damian Lismore
Its:	Authorized officer

Date: July 31, 2017

EXHIBIT INDEX

Exhibit	Description

99.1	Resignation letter of Christopher Brown.

99.2	Resignation letter of George Gunn.

99.3	Resignation letter of Ashraf Hanna.

99.4	Resignation letter of Mark Heffernan.

99.5	Resignation letter of Cormac Kilty.

99.6	Resignation letter of Joseph McCracken.

99.7	Resignation letter of Rajiv Patel.

99.8	Resignation letter of John Payne.

99.9	Press Release dated July 28, 2017 regarding Rule 17(d) Announcement.

99.10	Press Release dated July 31, 2017 regarding Rule 17(e) Announcement.